(2_FIDELITY_LOGOS)FIDELITY

GLOBAL BOND
FUND
SEMIANNUAL REPORT
JUNE 30, 1997
CONTENTS


PRESIDENT'S MESSAGE    3    Ned Johnson on investing
                            strategies.

PERFORMANCE            4    How the fund has done over time.

FUND TALK              7    The managers' review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES     10   A summary of major shifts in the
                            fund's investments over the past six
                            months.

INVESTMENTS            11   A complete list of the fund's
                            investments with their market
                            values.

FINANCIAL STATEMENTS   20   Statements of assets and liabilities,
                            operations, and changes in net
                            assets,
                            as well as financial highlights.

NOTES                  24   Notes to the financial statements.


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Through the first six months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them periodically. The stock market rebounded strongly from its early spring correction to continue on its record-setting pace, as seen by the roughly 20% year-to-date gain by the Standard & Poor's 500 Index. The bond market posted moderate returns over the first half of the year, as positive news on the inflation front helped soften the effects of a hike in short-term interest rates by the Federal Reserve Board in late March.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government. Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 years total return would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JUNE 30, 1997          PAST 6   PAST 1   PAST 5   PAST 10
                                     MONTHS   YEAR     YEARS    YEARS

Fidelity Global Bond                 -1.77%   2.66%    11.18%   83.87%

Salomon Brothers World Government    -1.23%   3.88%    44.52%   134.37%
 Bond Index, Unhedged

Global Income Funds Average          %        %        %        %

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Salomon Brothers World Government Bond Index, Unhedged - a market-capitalization weighted index of debt issues traded in 14 world government bond markets. Issues included in the index have fixed-rate coupons and maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the global income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of ___ mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JUNE 30, 1997          PAST 1   PAST 5   PAST 10
                                     YEAR     YEARS    YEARS

Fidelity Global Bond                 2.66%    2.14%    6.28%

Salomon Brothers World Government    3.88%    7.64%    8.89%
 Bond Index, Unhedged

Global Income Funds Average          %        %        %

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
  1987/06/30      10000.00                    10000.00
  1987/07/31       9767.47                     9800.58
  1987/08/31       9973.23                     9948.34
  1987/09/30       9818.07                     9668.43
  1987/10/31      10368.69                    10319.56
  1987/11/30      10816.54                    10678.16
  1987/12/31      11254.98                    11135.87
  1988/01/31      10943.73                    11075.20
  1988/02/29      11024.05                    11171.91
  1988/03/31      11295.14                    11371.34
  1988/04/30      11285.10                    11316.07
  1988/05/31      11234.90                    11209.75
  1988/06/30      11114.41                    10965.28
  1988/07/31      11124.45                    10898.61
  1988/08/31      11044.13                    10776.67
  1988/09/30      11174.66                    11054.78
  1988/10/31      11516.02                    11565.35
  1988/11/30      11726.86                    11742.55
  1988/12/31      11667.46                    11623.02
  1989/01/31      11634.81                    11453.03
  1989/02/28      11536.86                    11460.84
  1989/03/31      11504.21                    11301.66
  1989/04/30      11656.58                    11451.23
  1989/05/31      11460.67                    11209.75
  1989/06/30      11700.12                    11435.01
  1989/07/31      12081.05                    11955.79
  1989/08/31      11906.91                    11553.94
  1989/09/30      12048.40                    11773.19
  1989/10/31      12211.66                    11871.70
  1989/11/30      12342.26                    11979.22
  1989/12/31      12592.59                    12125.78
  1990/01/31      12558.49                    11965.40
  1990/02/28      12399.38                    11781.60
  1990/03/31      12547.13                    11665.06
  1990/04/30      12547.13                    11629.02
  1990/05/31      12717.61                    12015.26
  1990/06/30      12990.37                    12235.70
  1990/07/31      13444.98                    12618.93
  1990/08/31      13365.42                    12520.42
  1990/09/30      13535.90                    12660.38
  1990/10/31      13854.12                    13226.21
  1990/11/30      14001.87                    13445.46
  1990/12/31      14138.53                    13578.21
  1991/01/31      14449.13                    13917.59
  1991/02/28      14585.80                    13921.79
  1991/03/31      14387.01                    13416.03
  1991/04/30      14585.80                    13622.66
  1991/05/31      14759.73                    13605.24
  1991/06/30      14585.80                    13462.88
  1991/07/31      14735.08                    13750.60
  1991/08/31      14873.85                    14016.70
  1991/09/30      15214.99                    14565.11
  1991/10/31      15420.94                    14717.68
  1991/11/30      15343.71                    14947.74
  1991/12/31      15944.25                    15725.01
  1992/01/31      15783.47                    15445.70
  1992/02/29      15850.46                    15359.80
  1992/03/31      15823.85                    15197.02
  1992/04/30      16038.96                    15305.74
  1992/05/31      16334.73                    15775.47
  1992/06/30      16537.23                    16216.96
  1992/07/31      16785.06                    16594.79
  1992/08/31      17029.23                    17059.11
  1992/09/30      16792.18                    17230.30
  1992/10/31      16683.02                    16762.37
  1992/11/30      16432.56                    16496.28
  1992/12/31      16645.32                    16594.79
  1993/01/31      16837.62                    16884.31
  1993/02/28      17096.90                    17216.48
  1993/03/31      17473.53                    17480.78
  1993/04/30      17639.70                    17850.19
  1993/05/31      17963.95                    18029.19
  1993/06/30      18324.59                    17990.75
  1993/07/31      18603.45                    18041.81
  1993/08/31      19073.41                    18584.21
  1993/09/30      19182.11                    18804.66
  1993/10/31      19679.01                    18772.83
  1993/11/30      19616.36                    18638.27
  1993/12/31      20291.72                    18796.85
  1994/01/31      20513.28                    18948.22
  1994/02/28      19396.45                    18824.48
  1994/03/31      17999.99                    18797.45
  1994/04/30      17645.52                    18819.08
  1994/05/31      17743.93                    18653.89
  1994/06/30      16979.45                    18922.99
  1994/07/31      17288.59                    19073.76
  1994/08/31      17503.33                    19007.69
  1994/09/30      17504.23                    19145.24
  1994/10/31      17583.98                    19452.19
  1994/11/30      17656.74                    19184.89
  1994/12/31      16981.84                    19237.75
  1995/01/31      16833.63                    19641.40
  1995/02/28      16786.07                    20144.16
  1995/03/31      16895.57                    21340.70
  1995/04/30      17180.48                    21735.94
  1995/05/31      17698.60                    22347.43
  1995/06/30      17864.41                    22478.98
  1995/07/31      17831.26                    22531.84
  1995/08/31      17280.50                    21757.57
  1995/09/30      17579.31                    22243.51
  1995/10/31      17794.93                    22409.30
  1995/11/30      17915.27                    22662.78
  1995/12/31      18112.18                    22900.05
  1996/01/31      17887.67                    22617.13
  1996/02/29      17895.53                    22501.80
  1996/03/31      17860.31                    22470.57
  1996/04/30      17796.44                    22381.07
  1996/05/31      17808.56                    22385.87
  1996/06/30      17910.87                    22561.87
  1996/07/31      18222.17                    22994.35
  1996/08/31      18252.89                    23083.85
  1996/09/30      18338.53                    23177.56
  1996/10/31      18611.44                    23611.24
  1996/11/30      18882.48                    23922.39
  1996/12/31      18718.63                    23728.98
  1997/01/31      18166.04                    23094.67
  1997/02/28      18046.82                    22922.27
  1997/03/31      17862.95                    22747.48
  1997/04/30      17728.38                    22550.46
  1997/05/31      18206.05                    23160.74
  1997/06/30      18386.57                    23437.05
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Global Bond Fund on June 30, 1987. As the chart shows, by June 30, 1997, the value of the investment would have grown to $18,387 - a 83.87% increase on the initial investment. For comparison, look at how the Salomon Brothers World Government Bond Index, Unhedged did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $23,437 - a 134.37% increase.
UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for significant
growth over time; however,
investing in foreign markets
means assuming greater risks
than investing in the United
States. Factors like changes
in a country's financial
markets, its local political and
economic climate, and the
fluctuating value of its
currency create these risks.
For these reasons an
international fund's
performance may be more
volatile than a fund that
invests exclusively in the
United States.
(checkmark)
DIVIDENDS AND YIELD
PERIODS ENDED JUNE 30, 1997    PAST 1        PAST 6         PAST 1
                               MONTH         MONTHS         YEAR

Dividends per share            4.15(cents)   35.32(cents)   52.06(cents)

Annualized dividend rate       %             %              %

30-day annualized yield        %             -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on the fund's average share price of $9.29 over the past one month, $9.26 over the past six months and $9.48 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. It does not reflect the cost of hedging and other currency gains and losses.
FUND TALK: THE MANAGERS' OVERVIEW


An interview with Ian Spreadbury, who is responsible for managing Fidelity Global Bond Fund's international investments, and Christine Thompson, manager of the fund's U.S. investments
Q. HOW DID THE FUND PERFORM, IAN?
I.S. Not as well as we would have liked. For the six months that ended June 30, 1997, the fund had a return of -1.77%. Over the same period, the Salomon Brothers World Government Bond Index, Unhedged, returned -1.23%, and the global income funds average, as tracked by Lipper Analytical Services, returned 0.89%. For the 12 months that ended June 30, 1997, the fund returned 2.66%, while the index and Lipper group returned 3.88% and 9.34%, respectively.
Q. WHY ARE THE FUND'S RETURNS CLOSER TO THAT OF ITS INDEX THAN ITS PEER
GROUP?
I.S. We manage the fund to closely approximate the duration characteristics of the index, so returns between the two tend to be more comparable. In fact, if expenses were not taken into account, the fund actually outperformed the index by a slight margin. The peer group, on the other hand, consists of a variety of funds with different investment disciplines. Unlike Global Bond, some peer funds invest in lower-quality, emerging market securities - which have had a terrific run recently - or engage in currency hedging. The situation in Japan is an example. Japan's economic and currency woes continued through much of the period, and while the economy showed some encouraging signs toward the end of the second quarter, the fund's significant Japanese exposure still hurt performance. Some peer funds, meanwhile, may have had the ability to minimize their losses by hedging their yen-denominated investments into the stronger U.S. dollar. As a final note, I'd add that while our strategy won't help the fund beat the index or peer group every period, we feel strongly that it will generate solid, long-term results.
Q. WERE THERE ANY OTHER SPECIFIC DEVELOPMENTS THAT INFLUENCED PERFORMANCE? I.S. The disappointing performance of several "core" European countries played a key role, as increased uncertainty concerning the implementation of the European Monetary Union (EMU) took hold. Over the past year or so, debate has raged as to which countries will meet the criteria for joining EMU and which won't. Any time you have speculation running rampant, it's bound to have negative effects. Germany, which is waiting to see if Spain and Italy join the EMU fray, saw a decline in the Deutsche mark relative to the dollar, and Austria, Finland and Belgium posted bland returns during the period.
Q. HOW ABOUT POSITIVES?
I.S. The fund's positions in the United Kingdom - which comprised around __% of the fund as of the end of the period - were swept up in the wave of optimism surrounding the election of a new government and its decision to declare the Bank of England independent. The fund's U.S. positions, the single largest country exposure in the portfolio at __%, performed well as inflation levels in the U.S. remained subdued.
Q. SPEAKING OF THE U.S., CHRIS, COULD YOU DISCUSS THE BOND MARKET CLIMATE DURING THE PERIOD AND HOW IT AFFECTED THE FUND?
C.T. The U.S. bond market's fluctuating performance followed investor sentiment, as market interest rates adjusted to the growth pace of the underlying economy. Throughout the period, the market was focused on Federal Reserve Board monetary policy and any relevant economic data that would affect the Fed's decision-making. Following the interest rate hike in March 1997, the market's initial response was to sell off, reflecting the view that the increase was just one of a series of Fed moves. As economic growth waned a bit, though, the expectation for further rate increases diminished and the market rallied. Within the U.S. market, the non-government sectors - most notably mortgage-backed bonds and corporate bonds - performed very well. Mortgages enjoyed predictable prepayment patterns, while corporates prospered in a fundamentally supportive environment of steady earnings growth, improving credit trends and good liquidity. My strategy was to invest a greater portion of the fund's U.S. dollar holdings into these non-government asset groups. Going forward, investors are still very focused on the Fed and the potential for a readjustment of short-term interest rates. There's a general concern pervading the market that continued economic growth will lead to increased inflationary pressure. As for my investment focus, I'll continue to look for `value' opportunities in those non-government, U.S. sectors that can offer higher returns and a variety of rate environments.
Q. IAN, WHAT'S IN STORE FOR THE COMING MONTHS?
I.S. Similar to U.S. concerns, the threat of inflation will be monitored internationally as well. So far, the U.S. and other world governments have done a commendable job staving off inflation and will hopefully continue to do so. Inflation - which erodes bond valuations - is the bane of any bond manager's existence. As for managing the fund, Chris and I will continue to rely on quantitative analysis and our credit research capabilities to uncover promising opportunities.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high total return by
investing in
investment-grade debt
securities from around the
world
FUND NUMBER: 451
TRADING SYMBOL: FGBDX
START DATE: December 30, 1986
SIZE: as of June 30, 1997,
more than $93 million
MANAGER: Ian Spreadbury,
since 1996; manager,
various funds for Fidelity
International Limited; joined
Fidelity in 1995; Christine
Thompson, since 1996;
manager, various Fidelity
funds; joined Fidelity in 1985
(checkmark)
IAN SPREADBURY DISCUSSES THE
ONGOING EMU PROCESS:
"The push for countries to join
the European Monetary Union
- or EMU - continued to be
the dominant theme
throughout Europe during the
period. The EMU is a collection
of countries that have agreed
to align their fiscal and monetary
philosophies and to utilize a
uniform currency known as
the `euro.'
"As countries continued to try to
meet the requirements for
joining EMU - as outlined by
the Maastricht Treaty -
uncertainty over which
countries would meet those
requirements reigned. One of
the provisions for joining is that
a country cannot have a
budget deficit of greater than
3%. This limit is seen as a
challenge for both France and
Germany, and people are
wondering if a looser
interpretation of this criteria
may be required. If the rules
were relaxed a bit, there's a
common feeling that the `euro'
would lose some of its
strength.
"The EMU has its advantages
and disadvantages. For some
countries, EMU membership
presents a chance to reduce
interest rates through a
uniform fiscal and monetary
discipline, thus improving their
fiscal and monetary situations;
for others, such as the U.K.,
independent monetary and fiscal
policy is the preference.
Despite this uncertainty,
though, the EMU appears
ready to be in place by 1999."
INVESTMENT CHANGES


TOP FIVE COUNTRIES AS OF JUNE 30, 1997
The charts below highlight three different aspects of the fund's investments: the country where they were issued, their sensitivity to interest rate changes, and their currency exposure. The top countries in each table differ because some securities have more interest rate risk than others, and because securities issued in one country may be denominated in another country's currency.
(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S    % OF FUND'S
                               INVESTMENTS    INVESTMENTS
                                              IN THESE COUNTRIES
                                              6 MONTHS AGO

United States                  29             32

Germany                        10             14

France                         8              8

United Kingdom                 8              7

Netherlands                    5              4

TOP COUNTRIES ARE BASED UPON LOCATION OF ISSUER OF EACH SECURITY, INCLUDING WHERE THE FUND IS EXPOSED TO POTENTIAL POLITICAL AND CREDIT RISKS. PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF APPLICABLE.
TOP INTEREST RATE EXPOSURES AS OF JUNE 30, 1997
(ESTIMATED BY COUNTRY)   % OF FUND'S       % OF INTEREST RATE
                         TOTAL INTEREST    EXPOSURE
                         RATE              6 MONTHS AGO
                         EXPOSURE

United States            32                32

Japan                    24                21

Germany                  9                 10

United Kingdom           8                 8

France                   7                 8

FIDELITY INVESTMENTS ESTIMATES INTEREST RATE EXPOSURE BASED ON THE DURATION, OR INTEREST RATE SENSITIVITY, OF THE FUND'S HOLDINGS. AS OF JUNE 30, 1997, THE FUND WAS MOST SENSITIVE TO INTEREST RATE MOVEMENTS IN <THE LARGEST COUNTRY>, WHICH ACCOUNTS FOR X% OF THE FUND'S INTEREST RATE EXPOSURE.
TOP CURRENCY EXPOSURES AS OF JUNE 30, 1997
(ESTIMATED BY CURRENCY)   % OF FUND'S    % OF NET ASSETS
                          NET ASSETS      6 MONTHS AGO

U.S. dollar               33             32

Japanese yen              20             19

German deutsche mark      10             11

French franc              7              8

Italian lira              7              6

THE <LARGEST FOREIGN CURRENCY>, AT APPROXIMATELY X% OF NET ASSETS, WAS THE FUND'S LARGEST FOREIGN CURRENCY EXPOSURE AS OF MONTH DAY, YEAR.
INVESTMENTS JUNE 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


CORPORATE NONCONVERTIBLE BONDS - 28.0%
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (A) (NOTE 1)
AUSTRALIA - 1.2%
Queensland Treasury Corp.:
8%, 8/14/01  Aaa AUD 1,000,000 $ 800,558
 8%, 5/14/03  Aaa AUD 350,000  280,538
  1,081,096
CANADA - 2.9%
British Columbia Hydro & Power Authority
yankee 12 1/2%, 1/15/14  Aa2  140,000  157,717
Broadcast Central Trust 7.53%, 5/1/27  AAA CAD 1,143,646  870,418
Ford Credit CDA Ltd. 8 3/4%, 3/20/00  A1 CAD 1,000,000  784,630
Methanex Corp. yankee 8 7/8%, 11/15/01  A2  480,000  509,362
Trizec Hahn Corp. 7.45%, 6/1/04  - CAD 500,000  368,957
  2,691,084
FINLAND - 0.4%
Merita Bank Ltd. yankee 6 1/2%, 1/15/06  A3  350,000  333,575
FRANCE - 0.7%
Total Cie Francaise des Petroles
8 1/4%, 2/26/02  Aa3 DEM 1,000,000  650,530
GERMANY - 3.0%
Lake Baden Wuerttemberg Finance NV euro
3 3/4%, 6/21/99 (e)  Aaa JPY 300,000  2,750,229
JAPAN - 3.0%
Export-Import Bank of Japan euro
2 7/8%, 7/28/05 (e)  Aaa JPY 310,000  2,793,231
KOREA (SOUTH) - 0.3%
Korea Development Bank yankee
7%, 7/15/99  A1  300,000  303,396
NETHERLANDS - 2.2%
Bank Voor Nederlandse he Gemeenten NV
6 1/2%, 8/25/99  AAA DEM 1,000,000  604,411
Dresdner Finance BV Amsterdam
6 1/4%, 3/11/04  Aa1 DEM 2,000,000  1,202,865
Ford Capital BV gtd. yankee 9%, 8/15/98  A1  250,000  257,343
  2,064,619
CORPORATE NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (A) (NOTE 1)
PANAMA - 0.1%
Banco Latinoamer Exportaciones Euro
6.90%, 12/6/99 (c)  Baa2 $ 100,000 $ 100,813
UNITED KINGDOM - 3.1%
Bell Cablemedia PLC yankee
0%, 9/15/05 (f)  Baa3  100,000  83,500
Ford Credit Europe PLC 11.70%, 11/18/98  A1 ITL 1,185,000  746,328
Guaranteed Export Finance Corp. PLC euro
10 5/8%, 9/15/01  - GBP 250,000  461,434
Lloyds Bank PLC 7 3/8%, 3/11/04  Aa2 GBP 500,000  820,447
Midland Bank PLC yankee 7 5/8%, 6/15/06  A1  270,000  278,060
Rolls-Royce PLC 11 5/8%, 7/30/98  A3 GBP 250,000  433,321
  2,823,090
UNITED STATES OF AMERICA - 11.1%
AMR Corp. 7 3/4%, 12/1/97  Baa3  200,000  201,358
AT&T Capital Corp. 6.65%, 4/30/99  Baa3  250,000  250,700
Aristar, Inc. 7 1/2%, 7/1/99  Baa1  250,000  254,905
Banc One Corp. 6.70%, 3/24/00  Aa3  120,000  120,559
BanPonce Finance Corp. 6.642%, 4/8/99  A3  320,000  321,501
BanPonce Corp. 6.488%, 3/3/00  A3  100,000  99,677
Chrysler Financial Corp. 6 3/8%, 1/28/00  A3  180,000  179,460
Columbia Gas System, Inc. 6.61%, 11/28/02  Baa1  130,000  128,531
Comdisco, Inc.:
6 1/2%, 6/15/00  Baa1  600,000  598,554
 5 3/4%, 2/15/01  Baa1  200,000  193,384
Commonwealth Edison Co. 6 5/8%, 7/15/03  Baa2  150,000  146,717
Dayton Hudson Corp. 6.80%, 10/1/01  Baa1  150,000  149,744
Edison Mission Energy Funding Corp.
6.77%, 9/15/03 (c)  Baa1  246,370  245,387
Enron Corp. 10%, 6/1/98  Baa2  100,000  103,388
Federated Department Stores, Inc.
10%, 2/15/01  Baa2  150,000  164,096
First Fidelity Bancorporation
9 5/8%, 8/15/99  A2  181,000  192,242
First Hawaiian, Inc. 6 1/4%, 8/15/00  Baa1  270,000  265,378
First Tennessee National Corp.
6 3/4%, 11/15/05  Baa1  100,000  97,463
Firstar Corp. 7.15%, 9/1/00  A3  320,000  321,891
Fleet Financial Group, Inc. 7 5/8%, 12/1/99  A3  40,000  40,869
Ford Credit Grantor Trust 5.90%, 10/15/00   Aaa  365,293  364,837
CORPORATE NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (A) (NOTE 1)
UNITED STATES OF AMERICA - CONTINUED
Golden West Financial Corp. 9.15%, 5/23/98  A3 $ 150,000  153,848
Green Tree Financial Corp.:
6.45%, 5/15/27  Aaa  160,000  160,299
 6.65%, 7/15/27  Aaa  180,000  180,787
Kansallis-Osake-Pankki 10%, 5/1/02  A3  100,000  112,145
KeyCorp 8.40%, 4/1/99  A2  250,000  257,970
LCI International, Inc. 7 1/4%, 6/15/07  Ba1  100,000  99,050
Levi Strauss & Co. 6.80%, 11/1/03 (c)  Baa2  350,000  347,015
Limited, Inc. 9 1/8%, 2/1/01  Baa2  80,000  84,622
Long Island Savings Bank 7%, 6/13/02  Baa3  250,000  252,085
MCN Investment Corp.:
5.84%, 2/1/99  Baa2  210,000  208,667
 6.03%, 2/1/01  Baa2  280,000  273,496
Manufacturers Hanover Corp. 8 1/2%, 2/15/99  A1  130,000  134,388
Massachusetts Electric Co. 6.78%, 11/20/06  A2  250,000  244,420
MFS Communications, Inc.
0%, 1/15/04 (f)  Ba3  300,000  279,240
Occidental Petroleum Corp.:
5.85%, 11/9/98  Baa3  90,000  89,465
 5. 93%, 11/9/98  Baa3  130,000  129,360
 6 3/4%, 9/16/99  Baa3  120,000  120,300
 6.09%, 11/29/99  Baa3  150,000  148,094
Penney (J.C.), Inc. 6.95%, 4/1/00  A2  150,000  151,263
Petroleum Enhanced Trust Receivables Offering
Petroleum Trust 6.1875%, 2/5/03 (c)  Baa2  199,927  199,927
Provident Bank 6 1/8%, 12/15/00  A3  510,000  500,489
Shawmut National Corp. 8 5/8%, 12/15/99  A3  290,000  302,531
Southwest Gas Corp. 9 3/4%, 6/15/02  Baa2  90,000  100,023
Standard Credit Card Master Trust I
5 1/2%, 9/7/98 participation certificate  A2  85,000  84,977
TCI Communication, Inc. 7 1/4%, 6/15/99  Ba1  250,000  251,910
360 Degrees Communications Co.
7 1/8%, 3/1/03  Ba1  200,000  198,898
Time Warner, Inc. 7.95%, 2/1/00  Ba1  260,000  267,303
Union Planters Corp. 6 3/4%, 11/1/05  Baa2  200,000  193,724
WFS Financial Owner Trust 7.05%, 11/20/03  Aaa  270,000  271,125
  10,238,062
TOTAL CORPORATE BONDS
(Cost $26,526,332)   25,829,725
GOVERNMENT OBLIGATIONS (D) - 59.3%
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (A) (NOTE 1)
AUSTRIA - 1.9%
Austrian Republic euro 4 1/2 %, 9/28/05 (e)  Aaa JPY 170,000  1,708,971
BELGIUM - 2.4%
Belgian Kingdom:
7%, 4/29/99  Aa1 BEF 15,000,000  440,968
 9%, 3/28/03  Aa1 BEF 35,000,000  1,165,500
 7 1/2%, 7/29/08  Aa1 BEF 20,000,000  626,007
  2,232,475
CANADA - 1.2%
Canadian Government:
10%, 5/1/02  Aa1 CAD 570,000  485,882
 10 1/4%, 2/1/04  Aa1 CAD 705,000  625,776
  1,111,658
DENMARK - 1.7%
Danish Kingdom:
8%, 3/15/06  Aaa DKK 2,000,000  338,352
 Bullet:
 6%, 12/10/99  Aaa DKK 2,000,000  313,689
  8%, 5/15/03  Aaa DKK 5,500,000  935,603
  1,587,644
FINLAND - 0.5%
Finnish Government 10%, 9/15/01  Aaa FIM 2,000,000  460,406
FRANCE - 7.1%
French Government:
4 3/4%, 4/12/99  Aaa FRF 4,750,000  822,659
 8 1/2%, 12/26/12  Aaa FRF 5,000,000  1,064,079
 OAT:
 9 1/2%, 1/25/01  Aaa FRF 9,500,000  1,894,281
  8 1/2%, 4/25/03  Aaa FRF 2,200,000  442,155
  5 1/2%, 4/25/04  Aaa FRF 7,500,000  1,302,889
  7 1/2%, 4/25/05  Aaa FRF 5,500,000  1,064,420
  6,590,483
GOVERNMENT OBLIGATIONS (D) - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (A) (NOTE 1)
GERMANY - 7.3%
Germany Federal Republic:
6 1/2%, 1/2/99  Aaa DEM 3,250,000  1,943,856
 8 3/8%, 5/21/01  Aaa DEM 3,600,000  2,356,345
 6 1/2%, 10/14/05  Aaa DEM 1,500,000  912,804
 6%, 6/20/16  Aaa DEM 1,500,000  828,674
Treuhandstalt 7 3/4%, 10/1/02  Aaa DEM 1,100,000  714,701
  6,756,380
ITALY - 5.3%
Italian Republic:
12 1/2%, 1/1/98  Aa3  ITL 1,100,000  660,998
 12%, 9/1/01  Aa3  ITL 1,400,000  989,461
 12%, 1/1/03 (e)  Aa3 ITL 470,000  344,628
 9 1/2%, 1/1/05  Aa3  ITL 4,250,000  2,883,625
  4,878,712
NETHERLANDS - 3.1%
Dutch Government:
6 3/4%, 2/15/99  AAA NLG 1,900,000  1,013,894
 7%, 6/15/05.  AAA NLG 1,850,000  1,038,076
 8 1/4%,2/15/07  AAA NLG 1,400,000  851,576
  2,903,546
SPAIN - 4.7%
Spanish Kingdom (e):
11.45%, 8/30/98  Aa2 ESP 120,000  869,141
 10.90%, 8/30/03  Aa2 ESP 140,000  1,192,218
 10.15%, 1/31/06  Aa2 ESP 50,000  424,911
 3.10% 9/20/06  Aa2 JPY 200,000  1,815,866
  4,302,136
SWEDEN - 1.5%
Swedish Kingdom 6%, 2/9/05  Aa1 SEK 4,200,000  531,258
Swedish National Housing Finance Corp.
9%, 6/15/01  A1 SEK 5,800,000  831,050
  1,362,308
GOVERNMENT OBLIGATIONS (D) - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (A) (NOTE 1)
UNITED KINGDOM - 4.7%
United Kingdom, Great Britain &
Northern Ireland:
11 3/4%, 1/22/07  Aaa GBP 900,000  1,808,645
 9%, 10/13/08  Aaa GBP 600,000  1,140,840
 8 3/4%, 8/25/17  Aaa GBP 700,000  1,359,110
  4,308,595
UNITED STATES OF AMERICA - 17.9%
Federal Farm Credit Bank 8.06%, 1/4/05  Aaa  1,000,000  1,075,310
Federal Home Loan Mortgage Corporation
7%, 6/1/01  Aaa  101,152  101,734
Government Trust Certificates (assets of Trust
guaranteed by U.S. Government through
Defense Security Assistance Agency):
 Class 1-C, 9 1/4%, 11/15/01  Aaa  501,023  531,971
  Class 2-E, 9.40%, 5/15/02  Aaa  667,328  708,108
Guaranteed Export Trust Certificates (assets of
Trust guaranteed by U.S. Government
through Export-Import Bank):
  Series 1993-C, 5.20%, 10/15/04  Aaa  62,667  60,003
  Series 1993-D, 5.23%, 5/15/05  Aaa  108,936  103,928
  Series 1994-C, 6.61%, 9/15/99  Aaa  30,623  30,751
  Series 1994-A, 7.12%, 4/15/06  Aaa  123,453  125,691
Israel Export Trust Certificates (assets of
Trust guaranteed by U.S. Government
through Export-Import Bank) Series 1994-1,
6.88%, 1/26/03  Aaa  120,000  120,934
Overseas Private Investment Corp.
(U.S. Government guaranteed participation
certificate) Series 1994-95, 6.08%, 8/15/04
(callable)  Aaa  230,000  224,903
State of Israel (guaranteed by U.S. Government
through Agency for International Development):
 8%, 11/15/01  Aaa  740,000  780,086
  6 1/8%, 3/15/03  Aaa  162,000  157,783
U.S. Treasury:
 9 1/4%, 8/15/98  Aaa  1,915,000  1,983,519
 7 3/4%, 12/31/99  Aaa  39,000  40,395
 7 7/8%, 8/15/01  Aaa  1,120,000  1,180,379
 10 3/4%, 5/15/03  Aaa  430,000  519,294
 12 3/8%, 5/15/04  Aaa  344,000  454,455
 12 3/4%, 11/15/10 (callable)  Aaa  400,000  555,064
GOVERNMENT OBLIGATIONS (D) - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (A) (NOTE 1)
UNITED STATES OF AMERICA - CONTINUED
U.S. Treasury: - continued
 12%, 8/15/13 (callable)  Aaa  600,000  844,596
 9 7/8%, 11/15/15  Aaa  2,600,000  3,419,000
 9%, 11/15/18  Aaa  115,000  142,258
 71/4%, 2/15/23  Aaa  3,200,000  3,296,000
  16,456,162
TOTAL GOVERNMENT OBLIGATIONS
(Cost $57,295,695)   54,659,476
SUPRANATIONAL OBLIGATIONS - 10.6%
African Development Bank
7 3/4%, 12/15/01  Aa1  340,000  353,994
Asian Development Bank (e):
 3 1/8%, 6/29/05  Aaa JPY 100,000  915,871
 euro 5%, 2/5/03  Aaa JPY 280,000  2,823,324
Banque Europeenne d'Investissement
3%, 9/20/06 (e)  Aaa JPY 335,000  3,041,868
Intermediate American Development
6 3/4%, 2/20/01 (e)  Aaa JPY 250,000  2,577,522
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $9,696,262)   9,712,579
COMMERCIAL MORTGAGE SECURITIES - 0.3%
Resolution Trust Corp. Series 1995-C2
Class A-1B, 6 1/4%, 5/25/27  Aaa  151,193  150,744
Structured Asset Securities Corp.
sequential pay:
Series 1995-C4 Class A-1A,
 6.90%, 6/25/26  AAA  102,958  102,732
 Series 1996 Class A-1B,
 5.751%, 2/25/28  AAA  39,770  39,596
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $293,995)   293,072
CASH EQUIVALENTS - 1.8%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.93%, dated
6/30/97 due7/1/97  $ 1,641,270 $ 1,641,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $95,453,284)  $ 92,135,852
CURRENCY ABBREVIATIONS
AUD - Australian dollar
BEF - Belgian franc
GBP - British pound
CAD - Canadian dollar
DKK - Danish krone
NLG - Dutch guilder
FIM - Finnish markka
FRF - French franc
DEM - German deutsche mark
ITL - Italian lira
JPY - Japanese yen
ESP - Spanish peseta
SEK - Swedish krona
LEGEND
1. Principal amount is stated in United States dollars unless otherwise noted.
2. Principal amount in thousands.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
5. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $893,142 or 1.0% of net assets.
6. Principal amount shown is original face amount and does not reflect the inflation adjustments.
7. For foreign government obligations not individually rated by S&P or Moody's, the ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 85.7% AAA, AA, A 84.4%
Baa 5.6% BBB  9.3%
Ba 1.2% BB  0.5%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by both S&P and Moody's amounted to 0.9%.
MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.5%
Basic Industries    0.5
Cash Equivalents   1.8
Commercial Mortgage Securities   0.3
Construction & Real Estate    0.4
Durables    0.4
Energy    1.2
Finance    19.4
Government Obligations   59.3
Media & Leisure   0.6
Retail & Wholesale   0.6
Services    1.7
Supranational Obligations    10.6
Technology    0.9
Transportation   0.2
Utilities    1.6
     100.0%
INCOME TAX INFORMATION
At June 30, 1997, the aggregate cost of investment securities for income tax purposes was $95,453,325. Net unrealized depreciation aggregated $3,317,473, of which $1,125,305 related to appreciated investment securities and $4,442,778 related to depreciated investment securities.
At December 31, 1996, the fund had a capital loss carryforward of approximately $94,618,000 of which $81,824,000, and $12,794,000 will expire on December 31, 2002 and 2003, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 JUNE 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase                  $ 92,135,852
agreements of $1,641,000) (cost $95,453,284) -
See accompanying schedule

Cash                                                                       343

Receivable for investments sold                                            3,428,237

Interest receivable                                                        2,143,111

Other receivables                                                          2,151

 TOTAL ASSETS                                                              97,709,694

LIABILITIES

Payable for investments purchased                           $ 3,441,144

Payable for fund shares redeemed                             1,029,313

Accrued management fee                                       54,336

Other payables and accrued expenses                          73,891

 TOTAL LIABILITIES                                                         4,598,684

NET ASSETS                                                                $ 93,111,010

Net Assets consist of:

Paid in capital                                                           $ 194,086,685

Distributions in excess of net investment income                           (580,117)

Accumulated undistributed net realized gain (loss) on                      (97,022,381)
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                              (3,373,177)
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 10,038,075 shares outstanding                             $ 93,111,010

NET ASSET VALUE, offering price and redemption price per                   $9.28
share ($93,111,010 (divided by) 10,038,075 shares)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                          3,273,793
Interest

EXPENSES

Management fee                                             $ 340,525

Transfer agent fees                                         159,352

Accounting fees and expenses                                37,568

Non-interested trustees' compensation                       249

Custodian fees and expenses                                 11,510

Registration fees                                           15,746

Audit                                                       26,453

Legal                                                       277

Interest                                                    4,446

Miscellaneous                                               1,168

 Total expenses before reductions                           597,294

 Expense reductions                                         (893)          596,401

NET INVESTMENT INCOME                                                      2,677,392

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      (1,937,886)

 Foreign currency transactions                              (156,585)      (2,094,471)

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      (2,868,423)

 Assets and liabilities in foreign currencies               (32,445)       (2,900,868)

NET GAIN (LOSS)                                                            (4,995,339)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                           $ (2,317,947)
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                            SIX MONTHS        YEAR ENDED
                                                            ENDED JUNE 30,    DECEMBER 31,
                                                            1997              1996
                                                            (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                                  $ 2,677,392       $ 8,916,006
Net investment income

 Net realized gain (loss)                                    (2,094,471)       (7,015,348)

 Change in net unrealized appreciation (depreciation)        (2,900,868)       1,182,260

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             (2,317,947)       3,082,918
FROM OPERATIONS

Distributions to shareholders                                (2,684,498)       (1,498,070)
From net investment income

 Return of capital                                           -                 (6,776,101)

 TOTAL DISTRIBUTIONS                                         (2,684,498)       (8,274,171)

Share transactions                                           11,872,533        84,390,375
Net proceeds from sales of shares

 Reinvestment of distributions                               2,307,553         7,117,696

 Cost of shares redeemed                                     (29,697,528)      (169,547,782)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             (15,517,442)      (78,039,711)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                    (20,519,887)      (83,230,964)

NET ASSETS

 Beginning of period                                         113,630,897       196,861,861

 End of period (including distributions in excess of net    $ 93,111,010      $ 113,630,897
investment income of $580,117 and $573,011,
respectively)

OTHER INFORMATION
Shares

 Sold                                                        1,282,032         8,703,025

 Issued in reinvestment of distributions                     250,186           735,927

 Redeemed                                                    (3,191,042)       (17,554,058)

 Net increase (decrease)                                     (1,658,824)       (8,115,106)




 FINANCIAL HIGHLIGHTS   SIX MONTHS        YEARS ENDED DECEMBER 31,                          TWO MONTHS        YEAR ENDED
                        ENDED JUNE 30,                                                      ENDED DECEMBER    OCTOBER 31,
                        1997                                                                31,               1992 C
                        (UNAUDITED)                                                         1992

                                          1996                       1995   1994   1993 E





SELECTED PER-SHARE DATA

Net asset value, beginning of period         $ 9.710    $ 9.940     $ 9.880     $ 12.610     $ 11.340    $ 11.830    $ 11.980

Income from Investment Operations            .253 D     .550        .745 G      .569 G       .731        .145        .839
Net investment income

 Net realized and unrealized gain (loss)     (.430)     (.234)      (.109) G    (2.589) G    1.648       (.173)      .110

 Total from investment operations            (.177)     .316        .636        (2.020)      2.379       (.028)      .949

Less Distributions

 From net investment income                  (.253)     (.096)      (.516)      (.225)       (.629)      (.332)      (1.099)

 In excess of net investment income          -          -           -           (.054)       -           -           -

 From net realized gain                       -          -           -           -            (.280)      (.130) F    -

 In excess of net realized gain                 -          -           -           (.020)       (.200)      -           -

 Return of capital                               -          (.450)      (.060)      (.411)       -           -           -

 Total distributions                            (.253)     (.546)      (.576)      (.710)       (1.109)     (.462)      (1.099)

Net asset value, end of period                  $ 9.280    $ 9.710     $ 9.940     $ 9.880      $ 12.610    $ 11.340    $ 11.830

TOTAL RETURN B                                  (1.77)%    3.35%       6.66%       (16.31)%     21.91%      (.23)%      8.18%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)         $ 93,111   $ 113,631   $ 196,862   $ 382,803    $ 686,252   $ 279,204   $ 332,333

Ratio of expenses to average net assets         1.22% A    1.22%       1.16%       1.14%        1.17%       1.37% A     1.23%

Ratio of net investment income to average
net assets                                       5.48% A    6.09%       6.19%       6.50%        6.79%       6.92% A     8.02%

Portfolio turnover rate                          85% A      91%         322%        367%         198%        142% A      81%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C EFFECTIVE JULY 1, 1992, DIVIDENDS FROM NET INVESTMENT INCOME WERE DECLARED DAILY AND PAID MONTHLY.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS ON FOREIGN CURRENCY RELATED TRANSACTIONS TAXABLE AS ORDINARY INCOME.
G CERTAIN PER-SHARE AMOUNTS HAVE BEEN RECLASSIFIED TO PERMIT COMPARISON WITH CURRENT YEAR PRESENTATION.
NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1997 (Unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Global Bond (the fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
For the period ended December 31, 1996, the fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital. This was due to certain foreign currency losses which decreased taxable income available for distribution after certain distributions had been made.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These
2. OPERATING POLICIES -
CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $40,613,738 and $64,664,875, respectively, of which U.S. government and government agency obligations aggregated $6,657,284 and $18,649,918, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to
 .3700% for the period. The annual individual fund fee rate is .55%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .70% of average net assets.
SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., and Fidelity International Investment Advisors (FIIA). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
SUB-ADVISER FEE - CONTINUED
management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIAL U.K. a fee based on costs incurred for either service.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of
 .33% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $6,232,000 and $_____, respectively. The weighted average interest rate was 5.71%.
6. EXPENSE REDUCTIONS.
The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $697 and $196, respectively, under these arrangements.
7. LITIGATION.
The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
Fidelity International Investment
 Advisors
Fidelity International Investment
 Advisors (U.K.) Limited
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Global Bond
Government Securities
Intermediate Bond
Investment Grade Bond
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan High Income
Spartan Investment Grade Bond
Spartan Limited Maturity Government
Spartan Short-Intermediate Government
Spartan Short-Term Bond
Target Timeline 1999, 2001 & 2003
SM
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)FIDELITY

NEW MARKETS INCOME
FUND
SEMIANNUAL REPORT
JUNE 30, 1997
CONTENTS


PRESIDENT'S MESSAGE    3    Ned Johnson on investing
                            strategies.

PERFORMANCE            4    How the fund has done over time.

FUND TALK              7    The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES     10   A summary of major shifts in the
                            fund's investments over the past six
                            months.

INVESTMENTS            11   A complete list of the fund's
                            investments with their market
                            values.

FINANCIAL STATEMENTS   17   Statements of assets and liabilities,
                            operations, and changes in net
                            assets,
                            as well as financial highlights.

NOTES                  21   Notes to the financial statements.

NOTE TO SHAREHOLDERS: In connection with the proxy statement mailed to you in July, please note the change in fiscal year-end for the fund in 1992 minimized the return of capital risk to the fund. The proposed reorganization of the fund - from a series of Investment Trust to a series of School Street Trust - will consolidate and streamline the production and mailing of certain legal documents, resulting in increased efficiency.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Through the first six months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them periodically. The stock market rebounded strongly from its early spring correction to continue on its record-setting pace, as seen by the roughly 20% year-to-date gain by the Standard & Poor's 500 Index. The bond market posted moderate returns over the first half of the year, as positive news on the inflation front helped soften the effects of a hike in short-term interest rates by the Federal Reserve Board in late March.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government. Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JUNE 30, 1997                      PAST 6   PAST 1   LIFE OF
                                                 MONTHS   YEAR     FUND

Fidelity New Markets Income                      13.59%   40.94%   100.91%

J.P. Morgan Emerging Markets Bond Index          10.27%   33.04%   n/a
Plus

Emerging Markets Debt Funds Average              12.12%   38.65%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on May 4, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to those of the J.P. Morgan Emerging Markets Bond Index Plus - a market capitalization weighted total return index of U.S. dollar- and other external currency-denominated Brady bonds, loans, Eurobonds, and local market debt instruments traded in emerging markets. To measure how the fund's performance stacked up against its peers, you can compare it to the emerging markets debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 23 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JUNE 30, 1997                    PAST 1   LIFE OF
                                               YEAR     FUND

Fidelity New Markets Income                    40.94%   18.25%

J.P. Morgan Emerging Markets Bond Index Plus   33.04%   n/a

Emerging Markets Debt Funds Average            38.65%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
  1993/05/04      10000.00                    10000.00
  1993/05/31      10300.87                    10325.01
  1993/06/30      10710.66                    10686.13
  1993/07/31      11253.11                    11131.72
  1993/08/31      11586.74                    11355.12
  1993/09/30      11955.99                    11503.86
  1993/10/31      12900.58                    12473.37
  1993/11/30      13042.02                    12348.51
  1993/12/31      13883.68                    13102.58
  1994/01/31      14404.11                    13138.08
  1994/02/28      12954.23                    12044.93
  1994/03/31      11006.80                    10667.16
  1994/04/30      10542.95                    10672.05
  1994/05/31      11095.86                    11408.99
  1994/06/30      10464.54                    10490.27
  1994/07/31      10752.29                    10747.95
  1994/08/31      11938.20                    11516.10
  1994/09/30      12528.12                    11629.33
  1994/10/31      12291.04                    11300.04
  1994/11/30      12238.94                    11415.11
  1994/12/31      11585.89                    10654.91
  1995/01/31      10244.50                    10286.45
  1995/02/28       9514.84                     9750.28
  1995/03/31       9213.43                     9474.84
  1995/04/30       9862.05                    10492.10
  1995/05/31      10518.02                    11416.33
  1995/06/30      10659.69                    11637.90
  1995/07/31      10678.43                    11646.47
  1995/08/31      11026.21                    11921.29
  1995/09/30      11455.38                    12331.99
  1995/10/31      11377.65                    12205.29
  1995/11/30      11743.18                    12632.51
  1995/12/31      12509.53                    13589.79
  1996/01/31      13426.92                    14786.39
  1996/02/29      12701.78                    13747.70
  1996/03/31      12839.61                    14100.26
  1996/04/30      13515.35                    14809.65
  1996/05/31      13894.84                    14993.88
  1996/06/30      14254.79                    15408.86
  1996/07/31      14387.90                    15526.38
  1996/08/31      14906.81                    16030.11
  1996/09/30      16125.36                    17007.59
  1996/10/31      16574.14                    17075.53
  1996/11/30      17521.71                    18031.58
  1996/12/31      17687.29                    18232.34
  1997/01/31      18443.09                    18890.93
  1997/02/28      18765.22                    19230.02
  1997/03/31      18014.98                    18479.62
  1997/04/30      18635.49                    19106.99
  1997/05/31      19470.77                    19874.53
  1997/06/30      20091.13                    20336.64
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity New Markets Income Fund on May 4, 1993, when the fund started. As the chart shows, by June 30, 1997, the value of the investment would have grown to $20,091 - a 100.91% increase on the initial investment. For comparison, look at how the J.P. Morgan Emerging Markets Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,337 - a 103.37% increase. UNDERSTANDING
PERFORMANCE
Many markets around the
globe offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks.
For these reasons an
international fund's
performance may be more
volatile than a fund that
invests exclusively in the
United States.
(checkmark)
DIVIDENDS AND YIELD
PERIODS ENDED JUNE 30, 1997    PAST 1        PAST 6         PAST 1
                               MONTH         MONTHS         YEAR

Dividends per share            7.22(cents)   44.29(cents)   95.32(cents)

Annualized dividend rate       6.19%         6.61%          7.48%

30-day annualized yield        7.56%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $14.18 over the past one month, $13.51 over the past six months and $12.74 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. It does not reflect the cost of hedging and other currency gains and losses.
FUND TALK: THE MANAGER'S OVERVIEW


An interview with John Carlson, Portfolio Manager of Fidelity New Markets Income Fund
Q. HOW DID THE FUND PERFORM, JOHN?
A. Very well. For the six months that ended June 30, 1997, the fund generated a return of 13.59%. This beat both the emerging markets debt funds average, which returned 12.12% during that time according to Lipper Analytical Services, and the J.P. Morgan Emerging Markets Bond Index Plus, which had a six-month return of 10.27%. For the 12 months that ended June 30, 1997, the fund returned 40.94%, while the peer group and index returned 38.65% and 33.04%, respectively.
Q. WHAT WAS BEHIND THE CONTINUED STRENGTH OF EMERGING MARKET SECURITIES?
A. Among other factors, the favorable backdrop of low interest rate levels and increased economic reform in emerging market countries remained in place. The market started off strongly in early 1997. In fact, after Federal Reserve Board chairman Alan Greenspan made his warning remarks in late December concerning "irrational exuberance" in the U.S. equity markets, emerging markets seemed to be one of the few asset groups that actually took heed. Credit spreads - or the risk/reward tradeoff - between emerging market bonds and the 30-year Treasury bond widened significantly. After the Fed raised interest rates in early March, credit spreads tightened. As the period closed, we had pretty much gone back to where we started the year in terms of interest rate levels. In terms of the fund itself, countries such as Bulgaria and Russia turned in strong performances. I'd also tip my cap to our research team, which did a tremendous job identifying opportunities and managing the higher risks inherent in emerging market bonds.
Q. WHAT HAPPENED IN BULGARIA? DID YOU REDUCE HOLDINGS IN OTHER REGIONS IN ORDER TO ADD TO THE FUND'S BULGARIAN POSITIONS?
A. Bulgaria turned out to be a great story. After some periods of economic difficulty, the country elected a new government and adopted a currency board. The new government came in and immediately closed a number of inefficient state agencies, and the currency board has been instrumental in bringing Bulgaria's inflation levels back down. As a result, Bulgarian credits were viewed favorably by the market, returning approximately 44% during the period. While I was adding positions in Bulgaria and Russia, political turmoil in Ecuador prompted a reduction there. At one point during the period, Ecuador had three `presidents' claiming power. The situation has been peacefully resolved, but continued economic reform and privatization in Ecuador may be put on hold for awhile.
Q. WERE THERE ANY OTHER REGIONAL DEVELOPMENTS THAT INFLUENCED PERFORMANCE?
A. The fund's Ivory Coast positions, which made up approximately 2% of the fund's investments as of the period's end, enjoyed a continued bull run. The Ivory Coast is one of the last major restructurings, in terms of going from defaulted loans to Brady bonds, which are bonds issued by sovereign governments but denominated in U.S. dollars. Interest was high in this area of the world and the fund's stake appreciated. In Latin America, the fallout from the 1994 Mexican crisis pretty much has subsided. In Brazil, economic reform continued to be stuck in Congress, but the country did execute a "debt exchange," retiring expensive Brady bond debt and issuing cheaper bonds.
Q. YOU MENTIONED RUSSIA EARLIER. WHAT HAPPENED THERE TO ATTRACT YOUR
INTEREST?
A. President Yeltsin has done a number of things to improve investing prospects in Russia. His main accomplishment was appointing a new cabinet whose members were intent on improving the country's tax collection problems. With tax evasion a concern, many Russian workers have been working without a paycheck. The new cabinet hopes to have all wage arrears eradicated by the end of the year and, if it can pull it off, it will create better social stability in Russia. Reflecting my optimism, the fund's Russian position rose from around 5% to approximately 10% at period end. The fund's Russian exposure - including options- was approximately 16% at the end of the period.
Q. IN THE LAST REPORT, YOU MENTIONED THE IMPORTANCE OF CRUDE OIL PRICES TO EMERGING MARKET PERFORMANCE. WHAT WAS THE STORY WITH CRUDE?
A. Crude oil actually weakened during the period, with prices starting the year at around $22 per barrel, but ending the period at approximately $19. This decline was significant, but not enough to be a huge performance detriment. Crude oil prices are particularly important to the well-being of Latin American countries such as Venezuela, Argentina and Ecuador, each of which is a heavy producer of crude.
Q. WHAT'S YOUR OUTLOOK?
A. I know it's a clich<UNDEF>, but I'm cautiously optimistic. Since the Mexican crisis, emerging market debt securities have achieved equity-like returns while treading in volatile waters. I think it's going to be very difficult to top the returns we've seen over the last year or so and that we may move to more of a credit-driven type of market. U.S. interest rate policy will be closely watched, as will the state of the U.S. equity market, but I think it will take a rather significant interest rate change to have an overall impact on emerging markets. Regardless, we'll continue to search the globe for good credit stories and do our homework.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: a high level of current
income by investing primarily
in debt securities and other
instruments of issuers in
emerging markets; as a
secondary objective, the
fund may seek capital
appreciation
FUND NUMBER: 331
TRADING SYMBOL: FNMIX
START DATE: May 4, 1993
SIZE: as of June 30, 1997,
more than $402 million
MANAGER: John Carlson,
since 1995; joined Fidelity in
1995
(checkmark)
JOHN CARLSON DISCUSSES HIS
INVESTMENT PROCESS:
"When considering a potential
investment, we'll typically
begin with a research trip.
From that, we'll obtain local
contacts who can aid our
assessment of the current
economic, political and
investment climate in a
particular region. Depending on
the country, we may identify
which development `models'
are being pursued in that
region and which ones can
help us compare countries to
one another.
"Romania and the Ukraine, for
instance, are late "emergers"
amongst transition countries
in eastern Europe. Now that
clearer policies are emerging
there, we can compare these
countries to Poland or Russia
to monitor their progress. A
top-down, fundamental
analysis of the economic
situation is key, including
identifying reforms that can
achieve sustainable growth
levels. We also use in-house
tools to ascertain a country's
ability to service its debt
obligations.
"If an investment is
dollar-denominated, we assess
a country's foreign-exchange
earnings capability and its
international liquidity position.
Local currency investing
demands knowledge of
investment instruments
available, having a view of the
currency, monitoring foreign
reserves, understanding the
depth and liquidity of the market
and being aware of relevant
foreign investment laws. In
some cases, the necessary
infrastructure for us to invest
- including adequate
custody and settlement
operations - may not yet
exist. We put those countries
on our radar screen for the
future."
INVESTMENT CHANGES


TOP FIVE COUNTRIES AS OF JUNE 30, 1997
(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S    % OF FUND'S
                               INVESTMENTS    INVESTMENTS
                                              IN THESE COUNTRIES
                                              6 MONTHS AGO

Argentina                      14.7           12.9

Brazil                         13.3           13.3

Venezuela                      10.5           12.1

Russia                         9.6            4.7

Mexico                         9.0            4.9

TOP COUNTRIES ARE BASED UPON LOCATION OF ISSUER OF EACH SECURITY, INCLUDING WHERE THE FUND IS EXPOSED TO POTENTIAL POLITICAL AND CREDIT RISKS.
TOP FIVE HOLDINGS AS OF JUNE 30, 1997

(BY ISSUER, EXCLUDING CASH EQUIVALENTS)       % OF FUND'S    % OF FUND'S
                                              INVESTMENTS    INVESTMENTS
                                                             IN THESE HOLDINGS
                                                             6 MONTHS AGO

Argentinian Republic                          12.8           12.8

Brazilian Federative Republic                 11.6           11.8

Venezuelan Republic                           10.5           12.1

United Mexican States                         9.0            4.9

Bank for Foreign Economic Affairs of Russia   5.3            1.8
(Vnesheconombank)

AVERAGE YEARS TO MATURITY AS OF JUNE 30, 1997
               6 MONTHS AGO

Years   14.4   14.0

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JUNE 30, 1997  AS OF DECEMBER 31, 1996

Corporate bonds 4.8%
Foreign government
obligations 68.6%
Other 12.5%
Short-term
investments 14.1%
Corporate bonds 3.0%
Foreign government
obligations 67.6%
Other 7.7%
Short-term
investments 21.7%
Row: 1, Col: 1, Value: 14.1
Row: 1, Col: 2, Value: 12.5
Row: 1, Col: 3, Value: 68.59999999999999
Row: 1, Col: 4, Value: 4.8
Row: 1, Col: 1, Value: 21.7
Row: 1, Col: 2, Value: 7.7
Row: 1, Col: 3, Value: 67.59999999999999
Row: 1, Col: 4, Value: 3.0

INVESTMENTS JUNE 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


CORPORATE BONDS - 4.8%
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (A) (NOTE 1)
CONVERTIBLE BONDS - 2.8%
CHINA (PEOPLES REPUBLIC) - 0.9%
Huaneng Power International, Inc.
1 3/4%, 5/21/04  - $ 3,600,000 $ 3,690,000
POLAND - 0.9%
BPH Finance BV 3%, 5/22/02 (f)  -  3,690,000  3,892,950
RUSSIA - 1.0%
Lukinter Finance BV 3 1/2%, 5/6/02 (f)  -  3,205,000  3,974,200
TOTAL CONVERTIBLE BONDS   11,557,150
NONCONVERTIBLE BONDS - 2.0%
BRAZIL - 1.7%
Cia Egy Sao Paulo 9 1/8%, 6/26/07 (f)  -  2,770,000  2,728,450
Tevecap SA 12 5/8%, 11/26/04 (Reg.)  B2  3,910,000  4,217,913
  6,946,363
CANADA - 0.2%
Telesystem International Wireless, Inc.
0%, 6/30/07 (d)(f)  B-  1,030,000  548,470
NETHERLANDS - 0.1%
PTC International Finance BV
0%, 7/1/07 (d)(f)  B3  720,000  436,500
TOTAL NONCONVERTIBLE BONDS   7,931,333
TOTAL CORPORATE BONDS
(Cost $18,836,700)   19,488,483
FOREIGN GOVERNMENT OBLIGATIONS (I) - 68.6%
ARGENTINA - 14.7%
Argentinian Republic:
8 3/4%, 5/9/02  -  3,910,000  3,911,955
 11 3/4%, 2/12/07  B1 ARS 2,000,000  2,225,323
 11 3/4%, 2/12/07 (f)  B1 ARS 14,520,000  16,155,843
FOREIGN GOVERNMENT OBLIGATIONS (I) - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (A) (NOTE 1)
ARGENTINA - CONTINUED
Argentinian Republic: - continued
 Brady par euro 5  1/2%, 3/31/23 (e)  B1 $ 31,155,000 $ 21,604,123 global bond 11 3/8%, 1/30/17  B1  7,280,000  8,108,100
City of Buenos Aires 11 1/4%, 4/11/07 (f)  B1  7,000,000  7,595,000
  59,600,344
BRAZIL - 11.6%
Brazilian Federative Republic:
Brady:
  capitalization bond 8%, 4/15/14  B1  21,000,980  16,892,663 debt conversion bond euro
  6.9375%, 4/15/12 (h)  B1  22,550,000  18,631,938
 global bond 10 1/8%, 5/15/27  B1  12,022,000  11,589,208
  47,113,809
BULGARIA - 5.2%
Bulgarian Republic (h):
6.0625%, 7/28/11  B3  4,350,000  3,134,719
 FLIRB A 2 1/4%, 7/28/12  B3  32,050,000  18,248,469
  21,383,188
ECUADOR - 3.6%
Ecuador Republic:
11 1/4%, 4/25/02 (f)  -  9,200,000  9,683,000
 Brady:
  par euro 3 1/4%, 2/28/25 (e)  -  6,530,000  3,087,449
  past due interest euro
  6.4375%, 2/28/15 (bearer) (h)  -  2,760,737  1,783,271
  14,553,720
JAMAICA - 1.0%
Jamaica Government 9 5/8%, 7/2/02 (f)  -  4,065,000  4,085,325
MEXICO - 9.0%
Mexico Value recovery rights 6/30/03:
discount A  -  2,068,000  -
 discount B  -  12,307,000  -
 discount C  -  6,076,000  -
 discount D  -  11,462,000  -
FOREIGN GOVERNMENT OBLIGATIONS (I) - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (A) (NOTE 1)
MEXICO - CONTINUED
United Mexican States:
Brady (h):
  discount A, 6.8672%, 12/31/19  Ba2 $ 1,345,000 $ 1,250,009 discount B, 6.4531%, 12/31/19  Ba2  8,000,000  7,435,000
  discount C, 6.8203%, 12/31/19  Ba2  3,950,000  3,671,031
  discount D, 6.4531%, 12/31/19   Ba2  7,450,000  6,923,844
 global bond 11 1/2%, 5/15/26  Ba2  15,075,000  17,227,276
  36,507,160
PANAMA - 3.9%
Panamanian Republic Brady (h):
interest reduction bond euro
 3 1/2%, 7/17/14   Ba1  13,000,000  10,026,250
 past due interest euro 6.5625%, 7/17/16  Ba1  6,591,390  5,796,304
  15,822,554
PERU - 5.1%
Peruvian Republic Brady (h):
 FLIRB:
  3 1/4%, 3/7/17   -  25,875,000  15,492,656
  3 1/4%, 3/7/17 (f)  -  5,200,000  3,113,500
 past due interest 4%, 3/7/17 (f)  -  3,154,000  2,050,100
  20,656,256
RUSSIA - 2.8%
City of St. Petersburg Russia
9 1/2%, 6/18/02 (f)  -  1,970,000  1,967,538
Russian Government interest notes
0%, 12/31/16 (f)(g)  Ba2  12,450,000  9,508,688
  11,476,226
URUGUAY - 1.2%
Banco Central Del Uruguay:
Brady:
 6 3/4%, 2/19/21  Ba1  3,000,000  2,692,500
  debt conversion note 6.8125%, 2/18/07 (h)  Baa  2,250,000  2,221,875 recovery rights 2/18/21 (a)  -  3,000,000  30
  4,914,405
FOREIGN GOVERNMENT OBLIGATIONS (I) - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (A) (NOTE 1)
VENEZUELA - 10.5%
Venezuelan Republic:
 Brady (h):
 debt conversion bond 6 3/4%, 12/18/07  Ba2 $ 8,250,000 $ 7,646,719 discount A, 6.8125%, 3/31/20  Ba2  10,525,000  9,308,049
  discount B, 6.8125%, 3/31/20  Ba2  12,500,000  11,054,688
 par A euro 6 3/4%, 3/31/20  Ba2  13,165,000  10,367,438
 par B euro 6 3/4%, 3/31/20  Ba2  5,750,000  4,528,125
 Oil recovery rights 3/31/20  -  247,726  -
  42,905,019
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $262,696,381)   279,018,006
SOVEREIGN LOAN PARTICIPATIONS - 12.0%
ALGERIA - 2.0%
Algerian Republic loan participation (h):
- The Chase Manhattan Bank
  7.3125%, 9/4/06  -  6,160,000  5,374,600
 - Morgan Guaranty Trust Company of New York
  7.3125%, 9/4/06   -  3,000,000  2,617,500
  7,992,100
IVORY COAST - 1.9%
Ivory Coast restructured loan (a):
- Morgan (J.P.) Securities, Inc.  -  6,750,000  2,801,250
 - Morgan Grenfeld  -  2,400,000  996,000
 - Paribas Capital Markets  -  9,500,000  3,942,500
  7,739,750
MOROCCO - 2.0%
Moroccan Kingdom loan participation (h):
 - The Chase Manhattan Bank
  6.8125%, 1/1/09  -  2,460,000  2,240,138
 - ING Bank NV 6.8125%, 1/1/09  -  3,000,000  2,731,875
 - Merrill Lynch, Pierce, Fenner & Smith, Inc.
  6.8125%, 1/1/09  -  3,250,000  2,975,781
  7,947,794
SOVEREIGN LOAN PARTICIPATIONS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (A) (NOTE 1)
RUSSIA - 5.3%
Bank for Foreign Economic Affairs of Russia
(Vnesheconombank) final loan (a):
 - The Chase Manhattan Bank  - $ 15,500,000 $ 14,182,500
  - ING Baring Securities, Inc.  -  1,500,000  1,372,500
  - Morgan (J.P.) Securities, Inc.  -  6,750,000  6,176,250
  21,731,250
VIETNAM- 0.8%
Socialist Republic of Vietnam loan restructured
under 1985 agreement - ING Baring
Securities, Inc.   -  DEM  5,350,000  3,218,276
TOTAL SOVEREIGN LOAN PARTICIPATIONS
(Cost $42,481,040)   48,629,170
CASH EQUIVALENTS - 14.1%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.93%, dated
6/30/97 due 7/1/97 (Cost $57,238,000)   $ 57,247,428  57,238,000
PURCHASED OPTIONS - 0.5%
    EXPIRATION DATE/ UNDERLYING FACE
   STRIKE PRICE AMOUNT AT VALUE
RUSSIA - 0.5%
The Chase Manhattan Bank Call Option
on $20,000,000 notional amount of
Russian Government interest notes   July 97/
0%, 12/31/16  69 $ 15,275,000  1,500,000
Merrill Lynch International Call Option
on $19,250,000 notional amount of
Russian Government principal   Oct. 97/
loans 0%, 8/12/21  66 3/8  12,825,313  462,000
TOTAL PURCHASED OPTIONS
(cost $925,050)   1,962,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $382,177,171)  $ 406,335,659
SECURITY TYPE ABBREVIATIONS
FLIRB - Front Loaded Interest Reduction
  Bonds
CURRENCY ABBREVIATIONS
ARS - Argentine peso
DEM - German deutsche mark
LEGEND
1. Non-income producing
2. Principal amount is stated in United States dollars unless otherwise noted.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
5. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
6. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $65,739,564 or 16.3% of net assets.
7. Security purchased on a delayed delivery or when-issued basis (see Note 2 of Notes to Financial Statements).
8. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
9. For foreign government obligations not individually rated by S&P or Moody's, the ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 0.0% AAA, AA, A 0.0%
Baa 0.5% BBB  4.5%
Ba 26.4% BB  36.5%
B 31.7% B  11.8%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by both S&P and Moody's amounted to 26.6%. FMR has determined that unrated debt securities that are lower quality account for 26.6% of the total value of investment in securities.
INCOME TAX INFORMATION
At June 30, 1997, the aggregate cost of investment securities for income tax purposes was $382,177,171. Net unrealized appreciation aggregated $24,158,488, of which $24,332,517 related to appreciated investment securities and $174,029 related to depreciated investment securities.
At December 31, 1996, the fund had a capital loss carryforward of approximately $7,934,000 which will expire on December 31, 2003.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 JUNE 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase                   $ 406,335,659
agreements of $57,238,000) (cost $382,177,171) -
See accompanying schedule

Cash                                                                        1,667,795

Receivable for investments sold                                             27,278,783
Regular delivery

 Delayed delivery                                                           31,779,878

Interest receivable                                                         4,995,689

Redemption fees receivable                                                  1,772

Other receivables                                                           72,023

 TOTAL ASSETS                                                               472,131,599

LIABILITIES

Payable for investments purchased                           $ 32,092,502
Regular delivery

 Delayed delivery                                            37,176,021

Distributions payable                                        140,923

Accrued management fee                                       225,081

Other payables and accrued expenses                          151,173

 TOTAL LIABILITIES                                                          69,785,700

NET ASSETS                                                                 $ 402,345,899

Net Assets consist of:

Paid in capital                                                            $ 347,684,496

Undistributed net investment income                                         5,701,799

Accumulated undistributed net realized gain (loss) on                       24,799,714
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                               24,159,890
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 28,231,699 shares outstanding                              $ 402,345,899

NET ASSET VALUE, offering price and redemption price per                    $14.25
share ($402,345,899 (divided by) 28,231,699 shares)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                        $ 14,034,486
Interest Income

EXPENSES

Management fee                                             $ 1,233,453

Transfer agent fees                                         385,231

Accounting fees and expenses                                133,114

Non-interested trustees' compensation                       785

Custodian fees and expenses                                 71,890

Registration fees                                           49,680

Audit                                                       45,161

Legal                                                       653

Miscellaneous                                               1,462

 Total expenses before reductions                           1,921,429

 Expense reductions                                         (3,265)       1,918,164

NET INVESTMENT INCOME                                                     12,116,322

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      30,968,726

 Foreign currency transactions                              23,170        30,991,896

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      714,747

 Assets and liabilities in foreign currencies               1,846         716,593

NET GAIN (LOSS)                                                           31,708,489

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 43,824,811
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                            SIX MONTHS        YEAR ENDED
                                                            ENDED JUNE 30,    DECEMBER 31,
                                                            1997              1996
                                                            (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                                  $ 12,116,322      $ 17,040,354
Net investment income

 Net realized gain (loss)                                    30,991,896        47,181,545

 Change in net unrealized appreciation (depreciation)        716,593           11,371,516

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             43,824,811        75,593,415
FROM OPERATIONS

Distributions to shareholders from net investment income     (11,709,864)      (18,678,021)

Share transactions                                           160,205,448       249,711,880
Net proceeds from sales of shares

 Reinvestment of distributions                               10,792,711        16,989,502

 Cost of shares redeemed                                     (111,321,931)     (190,785,299)

 Redemption fees                                             409,922           813,848

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             60,086,150        76,729,931
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                    92,201,097        133,645,325

NET ASSETS

 Beginning of period                                         310,144,802       176,499,477

 End of period (including undistributed net investment      $ 402,345,899     $ 310,144,802
income of $5,701,799 and $5,295,341, respectively)

OTHER INFORMATION
Shares

 Sold                                                        11,846,518        21,889,153

 Issued in reinvestment of distributions                     794,800           1,486,315

 Redeemed                                                    (8,335,075)       (17,185,701)

 Net increase (decrease)                                     4,306,243         6,189,767


FINANCIAL HIGHLIGHTS

      SIX MONTHS        YEARS ENDED DECEMBER 31,                 MAY 4, 1993
      ENDED JUNE 30,                                             (COMMENCEMEN
      1997                                                       T
                                                                 OF OPERATIONS)
                                                                 TO
                                                                 DECEMBER 31,

      (UNAUDITED)       1996                       1995   1994   1993



SELECTED PER-SHARE DATA

Net asset value, beginning        $ 12.960    $ 9.950     $ 10.190    $ 13.070    $ 10.000
of period

Income from Investment             .458 D      .866        1.222       .573        .486 D
Operations
Net investment income

 Net realized and unrealized       1.260       3.035       (.583)      (2.687)     3.302
 gain (loss)

 Total from investment             1.718       3.901       .639        (2.114)     3.788
 operations



Less Distributions

 From net investment               (.443)      (.932)      (.916)      (.529)      (.486)
income

 In excess of net                  -           -           -           (.057)      (.062)
 investment income

 From net realized gain            -           -           -           (.180)      (.170)

 Total distributions               (.443)      (.932)      (.916)      (.766)      (.718)

Redemption fees added to           .015        .041        .037        -           -
paid in capital

Net asset value, end of period    $ 14.250    $ 12.960    $ 9.950     $ 10.190    $ 13.070

TOTAL RETURN B, C                  13.59%      41.39%      7.97%       (16.55)%    38.84%

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period         $ 402,346   $ 310,145   $ 176,499   $ 179,114   $ 286,593
(000 omitted)

Ratio of expenses to               1.09% A     1.09%       1.17%       1.28% E     1.24% A,
average net assets                                                                 E

Ratio of expenses to               1.08% A,    1.09%       1.17%       1.28%       1.24% A
average net assets after           f
expense reductions

Ratio of net investment            6.85% A     7.68%       9.51%       5.87%       6.29% A
income to average net
assets

Portfolio turnover rate            470% A      405%        306%        409%        324% A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1997 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity New Markets Income Fund (the fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INCOME TAXES - CONTINUED
it invests. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for the recognition of gains/losses on certain securities, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Shares held in the fund less than 180 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
2. OPERATING POLICIES -
CONTINUED
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the statement of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
OPTIONS. The fund may use options to manage its exposure to the bond market and to fluctuations in interest rates. Writing puts and buying calls tend to increase the fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. The underlying face amount at value of any open options at period end is shown in the schedule of investments under the caption "Purchased Options." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
2. OPERATING POLICIES -
CONTINUED
OPTIONS - CONTINUED
Gains and losses are realized upon the expiration or closing of the options. Realized gains (losses) on purchased options are included in realized gains (losses) on investment securities.
Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues). LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The fund is permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, these investments amounted to $48,629,170 or 12.1% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $810,966,004 and $ 746,094,991, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .55%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of
 .70% of average net assets.
SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Ltd. In addition, FIIA entered into a sub-advisory agreement with its subsidiary,
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SUB-ADVISER FEE - CONTINUED
Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIAL U.K. a fee based on costs incurred for either service.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of
 .22% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $175 and $3,090, respectively, under these arrangements.
6. CREDIT RISK.
The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.
7. LITIGATION.
The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day. BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.
1
 For quotes.*
2
 For account balances and holdings.
3
 To review orders and mutual
fund activity.
4
 To change your PIN.
5
 To speak to a Fidelity representative.
*
0
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services. (PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI.
SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
4001 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3525 Piedmont Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
215 East Erie Street
Chicago, IL
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
10 Bank Street
White Plains, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
7001 Preston Road
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
Fidelity International Investment
 Advisors
Fidelity International Investment
 Advisors (U.K.) Limited
Fidelity Investments Japan Limited
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
John H. Carlson, Vice President
Robert A. Lawrence, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Global Bond
Government Securities
Intermediate Bond
Investment Grade Bond
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan High Income
Spartan Investment Grade Bond
Spartan Limited Maturity Government
Spartan Short-Intermediate Government
Spartan Short-Term Bond
Target Timeline(trademark) 1999, 2001 & 2003
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE